Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

First National Holdings LLC (the “Company”)
Cantor Fitzgerald & Co.
(together, the “Specified Parties”)

Re: FNA VII, LLC, Series 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “FNA VII Consolidated Loan Tape and Tables _ 2023.02.28 - v1.1.xlsx” provided by the Company March 20, 2023, containing information on 9,312 Tax Liens and Property Assessed Clean Energy (“PACE”) Assessments (the “Assets”) as of February 28, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FNA VII, LLC, Series 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “reporting threshold” means that dollar amounts, percentages, and date were within $2.00, 0.1%, and 1 day respectively, except for differences related to Interest Amount and Market Value which were within 10%.

●	The term “Cutoff Date” means January 31, 2023 for Sample Assets #1 to #78 and February 28, 2023 for Sample Assets #79 to #80 (as defined below).

●	The term “Data File Extract Date” means February 7, 2023, for Sample Assets #1 to #78, or March 4, 2023, for Sample Assets # 79 and #80.

●	The term “Sources” means the following documents:

–	Scanned copies of the Certificate of Purchase, Certificate of Sale, Certificate of Tax Sale, Demand for Payoff Document, FEMA Certificate, Payment Agreement, Promissory Note, Purchase and Sale Agreement, Sale Receipt, Take Notice, Tax Certificate, Tax Lien Transfer, Tax Payment Agreement, and electronic mail correspondence confirming details of the tax liens purchased from auctions (the “Auction Purchase Confirmation Emails”), which were furnished and represented by the Company to be copies of the original documents;

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

–	Screenshots furnished and represented by the Company to be from the Company’s servicing systems (the “System Screenshots”);

–	Tax Amount, Current Interest Rate, Overbid Amount, and Market Value (property appraisal value) related to one or more tax liens sold by the county, which we obtained from specific county assessor’s websites (“County Assessor’s Websites”) (listed in Exhibit A), as instructed and provided by the Company;

–	Screenshots furnished and represented by the Company to be from the County Assessor’s Websites (the “County Records”);

–	Excel file from the Company entitled “#4,5,6, - 2021.05.25 - LienHub Winning Bids - Duval 2021.xls”, detailing the auction results for Sample Assets in Duval, Florida (the “LienHub Results”);

–	Excel file from the Company entitled “Tax Sale Real Estate List 2022.xlsx,” detailing the auction results for Sample Assets in Lexington, South Carolina (the “Tax Sale Real Estate List”); and,

–	Excel file from the Company entitled “State-by-State Interest Calculations Overview.xlsx”, detailing each state’s statutory interest rate and the interest rate accrual methodology for each state (the “State Interest Overview”).

●	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit D.

●	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 80 Assets from the Data File (the “Sample Assets”). A listing of the Sample Assets is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Assets we were instructed to randomly select from the Data File.

B.	For each Sample Asset, we compared or recomputed the specified Attributes listed in the table below to or using the corresponding Sources included in the Sources column in the table below, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the Attributes identified, utilizing the Instructions, as applicable, constituted an exception. The sources are listed in the order of priority.

Attribute	Sources

Purchase Date	Auction Purchase Confirmation Emails, LienHub Results, Payment Agreement, Purchase and Sale Agreement, Sale Receipt, System Screenshots

County	Auction Purchase Confirmation Emails, County Assessor’s Websites, Payment Agreement, Purchase and Sale Agreement, Sale Receipt, System Screenshots

Attribute	Sources

State	Auction Purchase Confirmation Emails, Payment Agreement, Purchase and Sale Agreement, Sale Receipt, System Screenshots

Property Type	County Assessor’s Websites, FEMA Certificate, System Screenshots, and Instructions

Current Interest Rate	Auction Purchase Confirmation Emails, Certificate of Sale, Certificate of Tax Sale, Payment Agreement, Sale Receipt, State Interest Overview, System Screenshots

Tax Amount/Principal	Auction Purchase Confirmation Emails, Certificate of Purchase, Certificate of Sale, County Records, Demand for Payoff Document, LienHub Results, Payment Agreement, System Screenshots, Sale Receipt, Tax Certificate, Tax Sale Real Estate List, and Instructions

Overbid Amount	Auction Purchase Confirmation Emails, County Records, Tax Certificate, Tax Sale Real Estate List

Reimbursable Fees	Demand for Payoff Document, Purchase and Sale Agreement, Sale Receipt, System Screenshots, Take Notice, and Instructions

Market Value	County Assessor’s Websites, County Records, Tax Lien Transfer, and Instructions

Interest Amount	Tax Amount/Principal and Current Interest Rate from the Data File, statutory interest rate and accrual methodology in the State Interest Overview, Systems Screenshots, Promissory Note, Tax Payment Agreement, Demand for Payoff Document, and Instructions

Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount from the Data File, and Instructions

We found such information to be in agreement, except as stated in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Assets, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Assets being securitized, (iii) the compliance of the originator of the Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
March 28, 2023

Exhibit A – County Assessor’s Websites provided by the Company

State	County	Website
Arizona	Mohave	https://eagletw.mohavecounty.us/treasurer/eagleweb/report/
Arizona	Pima	https://www.asr.pima.gov/Parcel/Index
Arizona	Pima	https://www.to.pima.gov/propertyInquiry/?stateCodeB=401&stateCodeM=07&stateCodeP=0600
California	All California counties	https://assr.parcelquest.com/Home/Details/0
Florida	Broward	https://web.bcpa.net/bcpaclient/index.html#/Record-Search
Florida	Charlotte	https://www.ccappraiser.com/RPSearchValueHistory.asp?yr=2019
Florida	Citrus	https://www.citruspa.org/_web/search/commonsearch.aspx?mode=realprop
Florida	Collier	https://www.collierappraiser.com/
Florida	Desoto	http://www.desotopa.com/gis/
Florida	Duval	https://paopropertysearch.coj.net
Florida	Duval	https://fl-duval- taxcollector.publicaccessnow.com/PropertyTax Search/AccountDetail/BillDetail.aspx
Florida	Hillsborough	http://dmz.hcpafl.org
Florida	Hardee	https://qpublic.schneidercorp.com/Application.aspx
Florida	Lee	https://www.leepa.org/Display/DisplayTrim.aspx
Florida	Lee	https://www.leetc.com/ncp/search_detail.asp 1/1
Florida	Leon	https://itm.leoncountyfl.gov/ITM/PropertyAcctBill.aspx
Florida	Leon	https://itm.leoncountyfl.gov/ITM/PropertyAcctBill.aspx?
Florida	Leon	https://www.leonpa.org/pt/Datalets/Datalet.aspx?sIndex=2&idx=1
Florida	Marion	http://www.pa.marion.fl.us/PRC.aspx?
Florida	Martin	https://www.pa.martin.fl.us/app/search
Florida	Marion	https://www.mariontax.com/itm/PropertyAcctBill.aspx?
Florida	Martin	https://martin.county-taxes.com/public/real_estate/parcels
Florida	Miami Dade	https://www.miamidade.gov/Apps/PA/propertysearch
Florida	Okeechobee	http://www.okeechobeepa.com/TRIMS2020/
Florida	Orange Count	https://www.ocpafl.org/searches/ParcelSearch.aspx?
Florida	Palm Beach	https://www.pbcgov.com/papa/Asps/PropertyDetail/PropertyDetail.aspx
Florida	Pinellas	https://www.pcpao.gov
Florida	Polk	https://www.polkpa.org/CamaDisplay.aspx
Florida	Putnam	https://apps.putnam-fl.com/pa/property/
Florida	St. Johns	https://qpublic.schneidercorp.com/Application.aspx?AppID=960&LayerID=21179&PageTypeID=2&PageID=9057
Florida	Volusia	https://vcpa.vcgov.org/parcel/
Florida	Walton	https://walton.county-taxes.com/public/real_estate/parcels
Illinois	Cook	https://www.cookcountyassessor.com/pin/
Illinois	Lake	https://tax.lakecountyil.gov/datalets
Maryland	Montgomery	https://sdat.dat.maryland.gov/RealProperty
Maryland	Montgomery	https://apps.montgomerycountymd.gov/RealPropertyTax
New Jersey	Union	https://njpropertyrecords.com/property
New York	Nassau	lrv.nassaucountyny.gov
South Carolina	Beaufort	https://www.beaufortcountytreasurer.com/tax-bill-lookup/2019/rpp/
South Carolina	Charlotte	https://charlotte.county-taxes.com/public/real_estate/parcels/
South Carolina	Greenville	https://www.greenvillecounty.org/appsAS400/RealProperty/Default.aspx
South Carolina	Lexington	https://www.lex-co.com/scripts/cgiip.exe/WService=wsCAMA/new WebSearches/
Texas	Bexar	http://bexar.trueautomation.com/clientdb/Property.aspx
Texas	Bowie	http://www.bowieappraisal.com/account/
Texas	Brazoria	https://propaccess.trueautomation.com/clientdb/Property.aspx?
Texas	Cameron	https://www.cameroncad.org/property-detail
Texas	Collin	https://www.collincad.org/propertysearch
Texas	Dallas	http://www.dallascad.org/AcctDetailRes.aspx?
Texas	Denton	https://www.dentoncounty.gov/841/Search-Property-Tax-Records
Texas	Desoto	http://www.desotopa.com/gis/
Texas	Ector	http://www.ectorcad.org/
Texas	El Paso	https://www.epcad.org/Search/Details/

A-1

Exhibit A – County Assessor’s Websites provided by the Company (continued)

State	County	Website
Texas	Grimes	https://grimescad.org/Property-Detail/PropertyQuickRefID/
Texas	Guadalupe	https://propaccess.trueautomation.com/clientdb/Property.aspx?cid=96
Texas	Harris	https://hcad.org/property-search/real-property/real-property-search-by-address/
Texas	Jefferson	https://esearch.jcad.org/Property/View/95210
Texas	Liberty	https://esearch.libertycad.com/
Texas	Limestone	http://propertysearch.limestonecad.com/
Texas	Montgomery	https://mcad-tx.org/Property-Detail/PropertyQuickRefID
Texas	Palo Pinto	http://iswdataclient.azurewebsites.net/
Texas	Potter Randall	https://esearch.prad.org/
Texas	Tarrant	https://www.tad.org/property.php
Texas	Travis	http://propaccess.traviscad.org/clientdb/Property.aspx
Texas	Webb	https://webb.go2gov.net
Texas	Williamson	https://tax.wilco.org/Property-Detail/PropertyQuickRefID/
Texas	Zavala	https://esearch.zavalacad.com/

A-2

Exhibit B – The Sample Assets

Sample Asset Number	Sample Asset ID	Sample Asset Number	Sample Asset ID
1	2023-1-01	41	2023-1-41
2	2023-1-02	42	2023-1-42
3	2023-1-03	43	2023-1-43
4	2023-1-04	44	2023-1-44
5	2023-1-05	45	2023-1-45
6	2023-1-06	46	2023-1-46
7	2023-1-07	47	2023-1-47
8	2023-1-08	48	2023-1-48
9	2023-1-09	49	2023-1-49
10	2023-1-10	50	2023-1-50
11	2023-1-11	51	2023-1-51
12	2023-1-12	52	2023-1-52
13	2023-1-13	53	2023-1-53
14	2023-1-14	54	2023-1-54
15	2023-1-15	55	2023-1-55
16	2023-1-16	56	2023-1-56
17	2023-1-17	57	2023-1-57
18	2023-1-18	58	2023-1-58
19	2023-1-19	59	2023-1-59
20	2023-1-20	60	2023-1-60
21	2023-1-21	61	2023-1-61
22	2023-1-22	62	2023-1-62
23	2023-1-23	63	2023-1-63
24	2023-1-24	64	2023-1-64
25	2023-1-25	65	2023-1-65
26	2023-1-26	66	2023-1-66
27	2023-1-27	67	2023-1-67
28	2023-1-28	68	2023-1-68
29	2023-1-29	69	2023-1-69
30	2023-1-30	70	2023-1-70
31	2023-1-31	71	2023-1-71
32	2023-1-32	72	2023-1-72
33	2023-1-33	73	2023-1-73
34	2023-1-34	74	2023-1-74
35	2023-1-35	75	2023-1-75
36	2023-1-36	76	2023-1-76
37	2023-1-37	77	2023-1-77
38	2023-1-38	78	2023-1-78
39	2023-1-39	79	2023-1-79
40	2023-1-40	80	2023-1-80

(*) The Company has assigned a unique Asset ID to each asset in the Data File. The Asset ID referred to in this Exhibit are not the actual Asset IDs.

B-1

Exhibit C – Exception List

Sample Asset #	Sample Asset ID	Attribute	Per Data File	Per Sources
10	2023-1-10	Market Value	$329,056.00	N/A
16	2023-1-60	Market Value	$351,091.00	$523,575.00
51	2023-1-51	Market Value	$140,000.00	$76,010.00
57	2023-1-57	Market Value	$62,010.00	$35,010.00
58	2023-1-58	Market Value	$93,612.00	$202,312.00
59	2023-1-59	Market Value	$88,780.00	$35,000.00
60	2023-1-60	Market Value	$51,030.00	$40,610.00
65	2023-1-65	Market Value	$110,011.00	$183,410.00

C-1

Exhibit D – Instructions

Attribute	Instructions
Property Type

For Sample Assets in Florida, consider a description of "Multifamily" on the County Assessor’s Websites as "Condo."

For Sample Assets with a land value greater than zero and an improvement value of zero on the County Assessor’s Websites, consider the Property Type as "Vacant."

For Sample Asset #52, consider a description of "Residential - Improved" on the County Assessor’s Websites as "Single Family Residence."

Tax Amount/Principal	For Sample Asset #13, recompute the Tax Amount/Principal as the total amount minus the 5% Supplemental Indemnity Fee and the Statutory Clerk Fees displayed in the Certificate of Purchase.
Reimbursable Fees	For Sample #63, recompute the Reimbursable Fees as the sum of the charges and excluded any retroactive charges after December 31, 2022 in the System Screenshots.
Market Value

For Tax Liens in Union County, New Jersey, recalculate the market value as the quotient of the Total Assessment Value divided by the Tax Ratio listed on the County Assessor’s Websites.

For Tax Liens in Lexington County, South Carolina, recalculate the market value as the sum of the Taxable Land Assessed Value and Taxable Building Assessed Value listed on the County Assessor’s Websites.

Interest Amount

Recompute as the product of (i) Tax Amount in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the purchase date in the Data File and the Data File Extract Date.

For Sample Assets in Texas and Nevada, recompute as the product of (i) the Principal Balance in the Data File, (ii) the quotient of the Current Interest Rate in the Data File, and the days per year in the Promissory Note, or Tax Payment Agreement, where applicable, and (iii) the number of days between (a) Interest Paid to Date in the Demand for Payoff Document or System Screenshots and (b) the Data File Extract Date.

For Sample Assets in New Jersey, recompute as the sum of (a) the product of the (i) Tax Amount in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the purchase date in the Data File and the Cutoff Date and (b) the product of the (i) Subsequent Tax Amount in the System Screenshots, (ii) the statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the Purchase Date in the Data File and the Cutoff Date.

Redemptive Value	Recompute as the sum of Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount in the Data File.

D-1